Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO THE EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 2 (this “Amendment”) to the Exclusive License Agreement between OvaScience, Inc. (“Company”) and The General Hospital Corporation (“Hospital”), dated June 27, 2011 (the “Agreement”), is effective upon signing by both parties hereto.  Capitalized terms used but not defined within this Amendment have the meanings specified within the Agreement.

RECITALS.

Whereas, pursuant to Section 12.3 of the Agreement, the Agreement may be amended with the written consent of Company and Hospital;

Whereas, Company and Hospital have already entered into Amendment No. 1 to the Agreement, such amendment’s effective date being September 7, 2011; and

Whereas, Company and Hospital desire to expand the scope of the license originally granted to Company within the Agreement.

Now, therefore, Company and Hospital hereby agree to amend the Agreement as follows:

1.                                      The following new section 1.19 is hereby inserted immediately after Section 1.18 of the Agreement, as amended:

1.19                        “Expanded Field” shall mean assisted and/or artificial reproductive technology in all non-human mammals, and shall specifically exclude (a) treatments of menopause associated symptoms or diseases other than treatments of infertility; (b) treatments to delay menopause or menopause associated symptoms or diseases other than treatments of infertility; (c) diagnostics; (d) research tools, or any other field not specifically set forth herein.

Notwithstanding the foregoing, until such time as Company is required under Section 3.1(b)(i) of this Agreement to present to Hospital a development plan, Hospital hereby grants to Company the exclusive right to negotiate a worldwide, royalty-bearing license under Hospital’s rights in Patent Rights with respect to assisted and/or artificial reproductive technology in all non-human mammals within the fields of (a) treatments of menopause associated symptoms or diseases other than treatments of infertility; (b) treatments to delay menopause or menopause associated symptoms or diseases other than treatments of infertility; and (c) diagnostics.

2.                                      The introductory clause of Section 2.1(a) of the Agreement is hereby deleted in its entirety and replaced by the following:

(a)                                 Subject to the terms of this Agreement and Hospital’s and Harvard’s respective rights in Patent Rights, Hospital hereby grants to Company both in the License Field and in the Expanded Field with respect to Hospital

Initialed by Hospital:	KB

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO THE EXCLUSIVE LICENSE AGREEMENT

Patent Rights, and the Limited Field with respect to Media Patent Rights, in the License Territory:

3.                                      Section 2.1(b)(i) of the Agreement is hereby deleted in its entirety and replaced by the following:

(i)                                     the right to grant to Clinical End Users and to final purchasers, users or consumers of Products or Processes the right to use such purchased Products or Processes within the scope of Hospital Patent Rights within either the License Field or the Expanded Field, and within the scope of Media Patent Rights within the Limited Field, in all cases in the License Territory; and

4.                                      Section 2.4 of the Agreement is hereby deleted in its entirety and replaced by the following:

2.4                               No Additional Rights.  It is understood that nothing in this Agreement shall be construed to grant Company or any of its Affiliates a license, express or implied, under any patent owned solely or jointly by Hospital or Harvard other than the Patent Rights expressly licensed hereunder.  Hospital shall have the right to license any Hospital Patent Rights to any other party for any purpose outside of the License Field, or the Expanded Field, or the License Territory.  Hospital and/or Harvard shall have the right to license any Media Patent Rights to any other party for any purpose outside of the Limited Field or the License Territory.

5.                                      Section 3.1 of the Agreement is hereby deleted in its entirety and replaced by the following:

3.1                               Diligence Requirements.  Company shall use, and shall cause its Affiliates and Sublicensees, as applicable, to use, commercially reasonable efforts to develop and make available to the public Products and Processes throughout the License Territory in the License Field, Limited Field, and Expanded Field.  Such efforts shall include achieving the following objectives within the time periods designated below following the Effective Date:

(a)                                 Pre-Sales Requirements for Product and/or Processes using Hospital Patent Rights and/or Technological Information within License Field:

(i)                                     Company shall use commercially reasonable efforts to carry out development of Products and/or Processes within License Field in accordance with development plans mutually agreed by the Parties through their Steering Committee representatives.

Initialed by Hospital:	KB

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO THE EXCLUSIVE LICENSE AGREEMENT

(ii)                                  Company shall secure venture capital or other equity financing of at least $[***] within [***] months following the Effective Date.

(iii)                               Company shall identify one or more study site(s) for a Clinical Proof of Concept study within [***] months following the Effective Date.

(iv)                              Provide written report to Hospital detailing regulatory strategy for developing a Product or Process within License Field within [***] months following the Effective Date.

(v)                                 Enroll the first patient in a Clinical Proof of Concept study within [***] months following the Effective Date.

(vi)                              Complete a Clinical Proof of Concept study within [***] months following the Effective Date; provided that this milestone shall be deemed achieved by the completion of a study prospectively intended to demonstrate Clinical Proof of Concept whether or not Clinical Proof of Concept is achieved with such study.

(vii)                           Achieve a First Commercial Sale as it relates to Hospital Patent Rights or Technological Information within the License Field within [***] months following the Effective Date.

(b)                                 Pre-Sales Requirements for Product and/or Processes using Hospital Patent Rights and/or Technological Information within Expanded Field:

(i)                                     Company shall develop and present to Hospital development plan for the development of Products and/or Processes within the Expanded Field within [***] months following the Effective Date.

(ii)                                  Achieve a First Commercial Sales as it relates to Hospital Patent Rights or Technological Information within the Expanded Field within [***] months following the Effective Date.

(c)                                  Pre-Sales Requirements for Product and/or Processes using Media Patent Rights within the Limited Field:

(i)                                     Initiate ex vivo animal studies of a Product or Process using the Media Patent Rights within [***] months following the Effective Date.

(ii)                                  Initiate ex vivo human studies of a Product or Process using the Media Patent Rights within [***] months following the Effective Date.

(iii)                               Achieve First Commercial Sale of a Product or Process using the Media Patent Rights within [***] months following the Effective Date.

(d)                                 Post-Sales Requirements for each of the Licensed Field, Limited Field, and Expanded Field.

(i)                                     Following the First Commercial Sale of a Product or Process in any country in the License Territory, Company shall directly or

Initialed by Hospital:	KB

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO THE EXCLUSIVE LICENSE AGREEMENT

through its Affiliates and/or Sublicensees make continuing Sales of such Product or Process in such country without any elapsed time period of [***] or more in which such Sales do not occur.

(ii)                                  Company shall directly or through an Affiliate or Sublicensee make such First Commercial Sale within the following countries and regions in the License Territory within [***] years after the Effective Date of this Agreement: (a) Canada, Mexico, Argentina, Brazil, Australia, New Zealand and Japan and (b) at least [***] of the following countries: the U.K., France, Germany, Italy and Spain; provided, however, that Company may satisfy the obligations of this Section 3.1(d)(ii), solely with respect to the Expanded Field, by making any such First Commercial Sale within [***] months following the Effective Date of this Agreement.

Achievement of the foregoing objectives shall be deemed to satisfy Company’s obligations to use commercially reasonable efforts under this Section 3.1.  Sections 3.1(a) and 3.1(c) above may be updated or modified from time to time by the Steering Committee, and any such update or modification shall be documented in the minutes of the applicable Steering Committee meeting and may be updated hereto through a written amendment.

6.                                      Section 3.2 of the Agreement is hereby deleted in its entirety and replaced by the following:

3.2                               Diligence Failures.  If Company fails to fulfill any of its obligations under Section 3.1(d) with respect to any of the countries listed in Section 3.1(d)(ii)(a) or with respect to at least [***] of the countries listed in Section 3.1(d)(ii)(b) in any material respect, then, subject to the notice and cure provisions of Section 10.4, Hospital may treat such failure as a default and, at Hospital’s option, may, solely with respect to the country(-ies) to which such failure relates, either convert the License under 2(a)(i) to non-exclusive or terminate this Agreement and/or any license granted hereunder in accordance with Section 10.4.  For the avoidance of doubt, Hospital shall not, based on Company’s failure to fulfill its obligations under Section 3.1(d), have the right to terminate this Agreement or Company’s licenses hereunder, or convert Company’s licenses hereunder to non-exclusive, with respect to countries in which Company satisfies its obligations under Section 3.1(d).  In addition, if Company, together with its Affiliates, Sublicensees and Clinical End Users, ceases all development and commercialization activities with respect to all Products and Processes for more than [***], Hospital may treat such failure as a default and, at Hospital’s option, may either convert the License under 2(a)(i) to non-exclusive or terminate this Agreement and/or any license granted hereunder in accordance with Section 10.4.  If Company fails to fulfill any of its obligations under Section 3.1(a), 3.1(b) or 3.1(c), then, subject to the notice and cure provisions of Section

Initialed by Hospital:	KB

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO THE EXCLUSIVE LICENSE AGREEMENT

10.4, Hospital may treat such failure as a default and, at Hospital’s option, may, in the case of such failure with respect to Section 3.1(a), solely with respect to the Hospital Patent Rights in the License Field, in the case of such failure with respect to Section 3.1(b), solely with respect to the Hospital Patent Rights in the Expanded Field or in the case of such failure with respect to Section 3.1(c), solely with respect to the Media Patent Rights in the Limited Field, either convert the License under 2(a)(i) to non¬exclusive with respect to the Hospital Patent Rights or the Media Patent Rights, as applicable, or terminate any license granted hereunder with respect to the Hospital Patent Rights or the Media Patent Rights, as applicable, in accordance with Section 10.4.  For the avoidance of doubt, Hospital shall not, based on Company’s failure to fulfill its obligations under Sections 3.1(a), 3.1(b) or 3.1(c), have the right to terminate this Agreement or Company’s licenses hereunder, or convert Company’s licenses hereunder to non-exclusive, other than with respect to the Hospital Patent Rights within the License Field or Expanded Field, or the Media Patent Rights in the Limited Field, as applicable.

7.                                      The following new section 4.1(b) is hereby inserted immediately after Section 4.1(a) of the Agreement, as amended.

(b)                                 Hospital Patent Rights within Expanded Field License Issue Fee.  Company shall pay Hospital an additional non-refundable license issue fee in the amount of [***] dollars ($[***]) within [***] business days following the signing of this Amendment by both Company and Hospital for the grant of rights under the Hospital Patent Rights within the Expanded Field.

8.                                      The following new section 4.3(d) is hereby inserted immediately after Section 4.3(c) of the Agreement, as amended.

(d)                                 Hospital Patent Rights within Expanded Field Annual License Fee.  Company shall pay to Hospital the non-refundable amount of [***] dollars ($[***]) as an annual license fee for the grant of rights under the Hospital Patent Rights within the Expanded Field within [***] days after each anniversary of the Effective Date.

Each Hospital Patent Rights within Expanded Field Annual License Fee shall be creditable against royalties subsequently due on Net Sales amounts from Products or Processes relying on the Hospital Patent Rights within the Expanded Field made in the same year as such fee is due, and against milestones subsequently due in the same year as such fee is due, but shall not be credited against royalties due on Net Sales made or milestones payable in any other subsequent year.

Initialed by Hospital:	KB

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO THE EXCLUSIVE LICENSE AGREEMENT

9                                         The following new section 4.4(1) is hereby inserted immediately after Section 4.4(k) of the Agreement, as amended.

(1)                                 [***] Dollars ($[***]) within [***] days of First Commercial Sale of a Product and/or Process using Hospital Patent Rights and/or Technological Information within the Expanded Field in the first country in which First Commercial Sale of a Product and/or Process using Hospital Patent Rights and/or Technological Information within the Expanded Field is achieved.

10.                               Sections 4.5(a) and 4,5(b) are hereby deleted in their entirety and replaced with the following:

(a)                                 Beginning with the First Commercial Sale in any country in the License Territory, Company shall pay Hospital during the term of any license granted under Section 2.1(a)(i), a royalty of [***] percent ([***]%) of the Net Sales amounts of all Products or Processes in the License Field and Limited Field, and a royalty of [***] percent ([***]%) of the Net Sales amounts of all Products or Processes in the Expanded Field.  Solely with respect to the Licensed Field and Limited Field; in the event that Company reasonably determines that royalty payments to one or more third parties are required in order to avoid potential infringement of third party patent rights, Company shall notify Hospital via Hospital’s Executive Director, Research Ventures and Licensing promptly following Company’s decision to pursue a license from the applicable third party and, if such payments are in excess of [***] percent ([***]%) of Net Sales, Company may offset a total of [***] percent ([***]%) of such third-party payments that are in excess of [***] percent ([***]%) of Net Sales against any royalty payments that are due under this Section 4.5(a) to Hospital in the same Reporting Period, provided that in no event shall the royalty payments under this Section 4.5(a), when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [***] percent ([***]%) in any Reporting Period.  Without limiting the foregoing, in connection with providing notification to Hospital of Company’s intent to pursue a third party license, Company shall provide an explanation of its rationale for pursuing the license.  In the event that Hospital notifies Company that Hospital has concerns regarding Company’s determination to seek such license, the Steering Committee shall be convened to review the determination.  Failing satisfactory resolution from the Steering Committee, the matter shall be discussed between Company’s CEO or Chairman and the Hospital’s Executive Director, Research Ventures and Licensing; provided that, Company’s CEO shall have final decision-

Initialed by Hospital:	KB

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO THE EXCLUSIVE LICENSE AGREEMENT

making authority with respect to such matter and Company shall not be required to delay obtaining the proposed third party license for more than [***] ([***]) days in total as a result of the foregoing Steering Committee and executive consultation process.

(b)                                 With respect to any sublicense granted in the License Field or Limited Field, Company shall pay Hospital [***] percent ([***]%) of any and all Sublicense Income received prior to the third (3rd) anniversary of the Effective Date, and [***] percent ([***]%) of any and all Sublicense Income received on or after the third (3rd) anniversary of the Effective Date.  With respect to any sublicense granted within the Expanded Field, in full satisfaction of Company’s obligations under Sections 4.5(a)-(b) of this Agreement, Company shall pay Hospital [***] percent ([***]%) of (i) any and all Sublicense Income and (ii) any amounts paid to Company by any such Sublicensee as a royalty owed to Company on Net Sales.

11.                               Section 7.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

7.1                               Hospital Right to Prosecute.  Hospital will protect the Patent Rights from infringement and prosecute infringers when, in its sole judgment, such action may be reasonably necessary, proper and justified.  If Company shall have supplied Hospital with prima facie infringement of a claim of a Hospital Patent Right in the License Field or Expanded Field, or of a Media Patent Right in the Limited Field, in the License Territory by a third party which poses a material threat to Company’s rights under this Agreement, Company may by notice request Hospital to take steps to protect such Patent Right.  Hospital shall notify Company within [***] ([***]) days of the receipt of such notice whether Hospital intends to prosecute the alleged infringement.  If Hospital notifies Company that it intends to so prosecute, Hospital shall, within [***] ([***]) months of its notice to Company either (a) cause such infringement to terminate, or (b) initiate legal proceedings against the infringer.

12.                               Section 7.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

7.2                               Company Right to Prosecute.  In the event Hospital notifies Company that Hospital does not intend to prosecute infringement identified under Section 7.1, Company may, upon notice to Hospital, initiate legal proceedings against the infringer at Company’s expense with respect to a claim of a Hospital Patent Right in the License Field or Expanded Field, or of a Media Patent Right in the Limited Field, in the License Territory.  Before commencing such action, Company and, as applicable, any Affiliate,

Initialed by Hospital:	KB

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO THE EXCLUSIVE LICENSE AGREEMENT

shall consult with Hospital, concerning, among other things, Company’s standing to bring suit, the selection of counsel and the jurisdiction for such action and shall consider the views of Hospital regarding the proposed action, including, without limitation with respect to potential effects on the public interest.  Company shall be responsible for all costs, expenses and liabilities in connection with any such action and shall indemnify and hold Hospital and Harvard harmless therefrom, regardless of whether Hospital or Harvard is a party-plaintiff, except for the expense of any independent counsel retained by Hospital in accordance with Section 7.5 below.

13.                               Section 10.6 of the Agreement is hereby deleted in its entirety and replaced by the following:

10.6                        Termination by Company.  Company shall have the right to terminate this Agreement it its entirety by giving ninety (90) days advance written notice to Hospital and upon such termination shall immediately cease all use and Sales of Products and Processes, subject to Section 10.9  Company shall also have the right to terminate its license hereunder with respect to the Hospital Patent Rights in either the License Field or the Expanded Field, or they Media Patent Rights, but in no event all three, by giving ninety (90) days advance written notice to Hospital and upon such termination shall immediately cease all use and Sales of Products and Processes using the Hospital Patent Rights in the License Field or Expanded Field, or the Media Patent Rights, as applicable, subject to Section 10.9.  Following such a termination: (a) with respect to the Hospital Patent Rights in the License Field only, Section 3.1(a), and to the extent not already achieved or paid, Sections 4.3(a), 4.3(b), 4.4(a) and 4.4(b) shall no longer have any force or effect; (b) with respect to the Hospital Patent Rights in the Expanded Field only, Section 3.1(b), and to the extent not already achieved or paid, Sections 4.3(d), and 4.4(1) shall no longer have any force or effect; (c) with respect to the Media Patent Rights only, Section 3.1(c), and to the extent not already achieved or paid, Sections 4.3(c), 4.4(c) and 4.4(d) shall no longer have any force or effect; and (d) except as expressly provided in this Section 10.6, this Agreement shall remain in full force and effect.

14.                               Except as expressly modified by this Amendment, all terms and conditions of the Agreement remain in full force and effect.

15.                               This Amendment can be executed by the parties hereto by facsimile and in counterparts, each of which is deemed an original and both of which taken together constitutes one agreement binding upon the parties hereto.

16.                               The validity, interpretation and performance of this Amendment is controlled by and construed under the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

Initialed by Hospital:	KB

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO THE EXCLUSIVE LICENSE AGREEMENT

In witness whereof, the parties hereto enter into this Amendment as of the date of the last signature, written below.

OvaScience, Inc.		The General Hospital Corporation
d/b/a Massachusetts General Hospital

/s/ Michelle Dipp		/s/ K. Betres
By:	Michelle Dipp	By	Kris Betres
	Chief Executive Officer		Director, Research & Licensing
Research Ventures & Licensing

July 30, 2013		June 27, 2013
Date		Date

Initialed by Hospital:	KB

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.